UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                      WASHINGTON, D.C. 20549
                                                FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 28, 2006
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                                         DIVERSIFAX, INC.
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(                        Exact name of registrant as specified in its charter)
            Delaware               0-20936            13-3637458
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(State or other jurisdiction     (Commission          (IRS Employer
of incorporation)                  File Number)          Identification No.)


4274 INDEPENDENCE COURT,  SARASOTA, Florida                  34234
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(Address of principal executive offices)                   (Zip Code)


(Registrant's telephone number, including area code) (941) 351-2720
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On April 28, 2006, Evolve One, Inc. (the "Company") and certain of its stockholders, including Dr. Irwin Horowitz, the CEO and principal stockholder of the Company, along with his affiliated company, Diversifax, Inc., entered into a Stock Purchase Agreement with Progress Partners, Inc., Yewen Xi and David Stein, each of whom had no affiliation or relationship with the Company prior to the consummation of the agreement which occurred simultaneously with the execution of the Stock Purchase Agreement. Among the principal stockholders of the Company who participated in the transaction, in addition to Dr. Horowitz and Diversifax, were OnSpan Networking, Inc., Messrs. Herb Tabin, Gary Schultheis and Robert Sands. Pursuant to the agreement, a total of 41,557,079 shares were acquired for a total purchase price of $371,661. In addition, the purchasers also reimbursed Diversifax for expenses incurred on behalf of the Company in the amount of $53,339. The purchasers further agreed to discharge certain expenses incurred by the Company in connection with the completion of the Evolve's annual report. Progress Partners, Inc. and Yewen Xi each acquired 16,622,831 shares, and David Stein acquired 8,311,417 shares of common stock from the selling stockholders. As of the time of the agreement, there were 52,451,348 shares of common stock issued and outstanding, exclusive of options and warrants. The purchasers acquired approximatley 79% of the issued and outstanding common stock, exclusive of any shares underlying outstanding options and warrants. The purchase price for the shares acquired were obtained by the purchasers through their own financial resources.
Dr. Horowitz is expected to continue as an officer and sole director of the Company for an immediate term until an acquisition is consummated.
(d) Exhibits.
10.8 Stock Purchase Agreement dated April 28, 2006
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EVOLVE ONE, INC.
DATED: May 5, 2006
By: /s/ Irwin Horowitz
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Irwin Horowitz
Chief Executive Officer